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                        EXHIBIT 23.2



               CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
CNET, Inc.:


We consent to the use of our reports incorporated herein by reference.


KPMG PEAT MARWICK


San Francisco, California
November 12, 1998